UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   August 26, 2009

BioNeutral Group, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-149235	26-0745273
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

211 Warren Street
Newark, New Jersey 07103
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(973) 286-2899
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” or the “Registrant” refer to Bioneutral Group, Inc., a Nevada corporation.

Item 1.01Entry Into A Material Definitive Agreement

On August 26, 2009, the Company entered into an advisory agreement with the Chertoff Group, LLC.  Pursuant to the agreement the Company has expanded its relationship with the Chertoff Group (Washington, DC). Beginning September 1, 2009, two senior members of the Chertoff Group will provide dedicated strategic and operational advisory services to BioNeutral in order to enhance the Company’s strategic alliances, corporate operations, product testing, regulatory approvals, capital strategies and sales to the public and private sectors.

The Chertoff Group will advise the Company on general business strategy and operations as well as assist the company in product testing and evaluation, market research and product position, product manufacturing, sales and distribution and other advisory services such as considering capital acquisitions and strategic partnerships. Pursuant to the Agreement, on or prior to September 30, 2009, the Company will grant to the Chertoff Group the right to receive an equity interest in the Company representing ten (10%) percent of the Company’s issued and outstanding common shares on a fully diluted basis.  While the shareholding is subject to forfeiture, prior to vesting, all of their shares are fully vested if there is a change of control. The shares vest in the following manner: twenty-five (25%) percent on September 1, 2010; twenty-five (25%) percent on September 1, 2011 and fifty (50%) percent on September 1, 2012 provided that the Chertoff Group continues to provide the services through these dates.  All of such shares shall fully vest in the event of a change in control of the Company.  Under terms of the Agreement, Chertoff Group Principal Jeffrey W. Runge, MD and Deputy Chief Operating Officer Dr. J. Bennet Waters will devote approximately half their time exclusively to advising BioNeutral. Dr. Runge will serve as Senior Medical Advisor, and Dr. Waters will serve as Senior Operations Advisor.

Item 9.01Financial Statement and Exhibits.

 (d) Exhibits

Exhibit Number	Description
10.1	Advisory Agreement by and among the Company and Chertoff Group, LLC
99.1	Press Release dated August 31, 2009

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 3, 2009	By:	/s/ Stephen Browand
Stephen Browand
Chief Executive Officer (Principal Executive Officer)